                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 19, 2004



                           ONYX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



        0-28298                                     94-3154463
 (Commission File No.)                   (IRS Employer Identification No.)


                               3031 RESEARCH DRIVE

                           RICHMOND, CALIFORNIA 94806
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (510) 222-9700
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ITEM 5. OTHER EVENTS.

     On June 19, 2004, upon recommendation of management, the Board of Directors of Onyx Pharmaceuticals, Inc., or Onyx, amended Onyx's 1996 Equity Incentive Plan, or the Plan, to remove a provision permitting option repricings. In connection with the amendment and restatement, section 9 of the Plan was deleted in its entirety. Prior to its deletion, section 9 of the Plan had authorized the Board of Directors to, amongst other things, effect, (i) the repricing of any outstanding options and/or stock appreciation rights under the Plan and (ii) with the consent of the affected holders of options and/or stock appreciation rights, cancel outstanding options and/or any stock appreciation rights under the Plan and grant new options and/or stock appreciation rights in substitution. The Board of Directors believes that the amendment is in the best interests of Onyx and its stockholders. A copy of the 1996 Equity Incentive Plan, as amended, is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

EXHIBIT NUMBER          DESCRIPTION
99.1                    1996 Equity Incentive Plan, as amended.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ONYX PHARMACEUTICALS, INC.

   Dated: June 21, 2004
                                    By:   /s/ Marilyn E. Wortzman
                                        ----------------------------------------
                                        Marilyn E. Wortzman
                                        Vice President, Finance and
                                        Administration
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                                  EXHIBIT INDEX

Number                  Description
------                  -----------
99.1              1996 Equity Incentive Plan, as amended.